UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2025

STOCK YARDS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	001-13661 (Commission File Number)	61-1137529 (I.R.S. Employer Identification No.)

1040 East Main Street, Louisville, Kentucky, 40206
(Address of principal executive offices)

(502) 582-2571
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

The Audit Committee of the Board of Directors (the “Audit Committee”) of Stock Yards Bancorp, Inc. (the “Company”) authorized management to initiate a strategic request-for-proposal process soliciting proposals from accounting firms to provide audit services to the Company as its independent registered public accounting firm for the fiscal year ending December 31, 2025. The objective of this process is to practice good corporate governance with respect to the retention of the Company’s independent registered public accounting firm as outlined in the Company’s audit committee charter, including on-going evaluation of the firm’s qualifications, independence, and renumeration.

Management requested proposals from several independent registered public accounting firms, including Forvis Mazars, LLP (“Forvis”), the Company’s current independent registered public accounting firm, in the process.

On May 21, 2025, upon the decision of the Audit Committee, the Company notified Forvis that it would not be engaged to serve as the Company’s independent registered public accounting firm for fiscal year 2025. The Company’s decision was not the result of any disagreement with Forvis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

The reports of Forvis on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2024 and 2023, and the subsequent interim period through May 21, 2025, there were (i) no disagreements between the Company and Forvis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Forvis’s satisfaction, would have caused Forvis to make reference to the subject matter of the disagreement in connection with its report for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K for such years and subsequent interim period through May 21, 2025.

We have requested that Forvis furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.1.

The Company will disclose its engagement of a new independent registered public accounting firm once the evaluation process has been completed by the Company and the Audit Committee of the Board and as required by, and in accordance with, the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Number	Exhibit

16.1	Letter from Forvis Mazars, LLP to the Securities and Exchange Commission dated May 28, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STOCK YARDS BANCORP, INC.

Dated: May 28, 2025	By:	/s/ T. Clay Stinnett
T. Clay Stinnett, Executive Vice President, Treasurer and Chief Financial Officer